Net Income Per Common Share And Equity Per Common Share	12 Months Ended
Dec. 31, 2012
Net Income Per Common Share And Equity Per Common Share [Abstract]
Net Income Per Common Share And Equity Per Common Share

Note 13 – Net Income per Common Share and Equity per Common Share

Basic net income per share is based on the weighted average number of common shares outstanding.  Diluted net income per share is based on the weighted average number of common shares outstanding and potentially dilutive shares.  The dilutive effect of employee stock options is included in the computation of diluted net income per share.  The dilutive effect of stock options is calculated using the treasury stock method and expected proceeds upon exercise of the stock options.  The following table summarizes the shares, in thousands, used in computing basic and diluted net income per share:

	Years ended December 31,
	2012	2011	2010
Average common shares outstanding during
the period for basic computation	139,361	138,182	136,948
Effect of dilutive securities:
Employee stock based compensation	573	507	348
Average common shares outstanding during
the period for diluted computation	139,934	138,689	137,296

For the years ended December 31, 2012, 2011, and 2010, employee stock options to purchase 427,452,  926,300, and 2,024,151 shares of common stock, respectively, were excluded from the calculations of diluted net income per share as the calculated proceeds from the options’ exercise were greater than the average market price of the Company’s common stock during these periods.

Equity per common share was $9.89 and $9.01 at December 31, 2012 and 2011, respectively.  These amounts were computed by dividing Aqua America stockholders’ equity by the number of shares of common stock outstanding at the end of each year.